abrdn Funds

(the “Trust”)

abrdn U.S. Sustainable Leaders Fund

abrdn Global Equity Impact Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated September 20, 2024 to each Fund’s Statutory Prospectus and Statement of
Additional Information, each dated February 29, 2024, as supplemented to date

(the “Prospectus” and “SAI,” respectively)

As a result of a transition of responsibilities among portfolio management teams, Jamie Mills O’Brien will no longer be primarily responsible for day-to-day management of the abrdn U.S. Sustainable Leaders Fund. All references to Mr. O’Brien in the Prospectus and SAI are deleted effective immediately.

Accordingly, effective immediately, the following replaces the Portfolio Managers table for the abrdn U.S. Sustainable Leaders Fund in the section entitled, “Summary — abrdn U.S. Sustainable Leaders Fund — Portfolio Managers” on page 68 of the Prospectus:

Name	Title	Served on the Fund Since
Chris Haimendorf, CFA®	Senior Investment Director	2020
Joanna McIntyre, CFA®	Investment Director	2023

Additionally, Chris Haimendorf, Blair Couper and Catriona Macnair have joined the portfolio management team primarily responsible for day-to-day management of the abrdn Global Equity Impact Fund. Accordingly, effective immediately, the following replaces the Portfolio Managers table for the abrdn Global Equity Impact Fund in the section entitled, “Summary — abrdn Global Equity Impact Fund — Portfolio Managers” on page 111 of the Prospectus:

Name	Title	Served on the Fund Since
Sarah Norris	Head of ESG - Equities	2019*
Chris Haimendorf, CFA®	Senior Investment Director	2024
Blair Couper, CFA®	Investment Director	2024
Catriona Macnair, CFA®	Investment Director	2024

* Includes service to Predecessor Fund.

Effective immediately, the following information is added to the section entitled, “Fund Management — Portfolio Management” starting on page 152 of the Prospectus:

Portfolio Manager	Funds

Blair Couper, CFA®, Investment Director
Blair Couper is an Investment Director within the Developed Markets Equity team. Blair joined abrdn in 2014 on the Graduate program and has held various positions in the firm, including most recently as an Investment Manager on the Global Equities team. Blair graduated with an MA in Business Economics from the University of Glasgow in 2013. He then received a scholarship to complete his MSc in Investment Fund Management at the same institution. He is also an IMC and a CFA Charterholder.

abrdn Global Equity Impact Fund
Catriona Macnair, CFA®, Investment Director
Catriona Macnair is an Investment Director on abrdn’s Global Emerging Markets Equity team. Catriona joined the company in 2008 and has more than 14 years’ experience investing in Emerging Markets. Catriona completed the Oxford Impact Investing Programme (2023) with Saïd Business School, University of Oxford. Catriona graduated from the University of Bristol with a BSc in Economics and is a CFA Charterholder. During her time with abrdn she has completed secondments in both São Paulo and Singapore.	abrdn Global Equity Impact Fund

Effective immediately, the following information is added to the table in the section entitled, “Investment Advisory and Other Services — Portfolio Managers” beginning on page 97 of the SAI:

Portfolio Manager	Portfolio Managed	Dollar Range of Portfolio Shares Owned
Chris Haimendorf	Global Equity Impact Fund	None*
Blair Couper	Global Equity Impact Fund	None*
Catriona Macnair	Global Equity Impact Fund	None*

* As of August 30, 2024

Effective immediately, the following information is added to the table in Appendix A of the SAI under “Other Managed Accounts” beginning on page 154 of the SAI:

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2023)
Blair Couper* Global Equity Impact Fund	Registered Investment Companies: 5 accounts, $1,579.56 total assets Other Pooled Investment Vehicles: 25 accounts, $5,296.85 total assets Other Accounts: 9 accounts, $3,269.01 total assets
Catriona Macnair* Global Equity Impact Fund	Registered Investment Companies: 9 accounts, $3,949.31 total assets Other Pooled Investment Vehicles: 16 accounts, $6,367.81 total assets Other Accounts: 16 accounts, $7,086.52 total assets

* The information for Blair Couper and Catriona Macnair is as of March 31, 2024.

Please retain this Supplement for future reference